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Exhibit 23.1

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

        As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements on Forms S-8 (File No. 333-47046, 333-55772 and 333-59180).

                      ARTHUR ANDERSEN LLP

Vienna, Virginia
March 4, 2002

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  Exhibit 23.1
CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS